Supplement dated May 2, 2025 to the
Prospectus for your Variable Annuity
Issued by

EVERLAKE LIFE INSURANCE COMPANY

This supplement contains information about changes to your annuity contract (“Contract”) issued by Everlake Life Insurance Company.

Investment Option Update
This supplement is to inform you that there is a change to a variable investment option that is available in your Contract. Please note you may not have funds invested in the Portfolio referenced below, but you are receiving this supplement because the Portfolio is available in your Contract.

Fidelity® Asset Manager Growth Portfolio – Portfolio Name Change:

Effective on or about April 30, 2025 (“Effective Date”), all references to the Portfolio have been changed as follows:

Portfolio Current Name	Portfolio Revised Name
Fidelity® VIP Asset Manager Growth Portfolio - Service Class 2	Fidelity® VIP Asset Manager 70% Portfolio - Service Class 2

You may wish to consult with your financial professional to determine if your existing allocation instructions should be changed.

If you have any questions or would like another copy of the current Portfolio Prospectus, please call us at 1-800-457-7617.

Please keep this notice together with your prospectus for future reference.
No other action is required of you.

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